SUPPLEMENT TO THE MAN-GLENWOOD LEXINGTON TEI, LLC JULY 26, 2005 PROSPECTUS

THE FOLLOWING INFORMATION REPLACES SIMILAR LANGUAGE IN THE FIRST PARAGRAPH ON PAGE 21 UNDER "RISK FACTORS - ALLOCATION AMONG HEDGE FUNDS"

ALLOCATION AMONG HEDGE FUNDS. The Adviser may, from time to time, change the percentage of assets allocated to each Hedge Fund. The Portfolio Company does not have any policy that limits the percentage of its assets that may be invested in any one Hedge Fund. Allocation changes are likely to occur (a) because of performance differences among the Hedge Funds or Hedge Fund Managers and (b) as the result of the Portfolio Company receiving additional capital contributions during periods when certain Hedge Funds may no longer be accepting additional funds (for example, because of capacity restrictions). In that case, the additional capital would have to be allocated to those Hedge Funds (if any) accepting additional funds, which would increase the percentage of the Portfolio Company's assets allocated to such "open" Hedge Funds and decrease the percentage allocated to "closed" Hedge Funds. There is no assurance that any of the Hedge Funds will accept additional capital from the Portfolio Company. Accordingly, the Portfolio Company might have to place some or all of any additional capital with new Hedge Funds. The Portfolio Company's success may depend, therefore, not only on the Hedge Funds the Adviser currently has selected for the Portfolio Company and its ability to allocate the Portfolio Company's assets successfully among those Hedge Funds but also on the Adviser's ability to identify new Hedge Funds.

January 31, 2006